As filed with the Securities and Exchange Commission on March 12, 1996

                                                       811-4173

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                      [X]
Filed by a party other than the registrant   [ ]

Check the appropriate box:

[ ]   Preliminary proxy statement         [ ] Confidential, for use of
                                              the commission only (as
                                              permitted by Rule 14a-6(e) (2))

[X]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          JOHN HANCOCK INVESTORS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                          JOHN HANCOCK INVESTORS TRUST
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement

Payment of filing fee (check the appropriate box):

[X]   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A. PREVIOUSLY PAID TO COMMISSION DEPOSITORY LOCKBOX IN PITTSBURGH, PENNSYLVANIA.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

March 11, 1996



John Hancock Investors Trust
John Hancock Income Securities Trust

Dear Fellow Shareholder:

Your fund's next annual meeting of shareholders will be held on April 24, 1996. Both of the proposals set forth in the enclosed proxy statement are routine items. A routine item is one that occurs annually and makes no fundamental changes to the Fund's policies, investment objectives, or investment management contract.

Proposal number one asks you to elect fifteen Trustees to serve until their respective successors are elected and qualified. Background information relative to each nominee is included in the proxy statement. We invite you to acquaint yourself with these individuals. Proposal number two asks you to ratify the Trustees' selection of Ernst & Young LLP as the Fund's auditors for the current fiscal year ending December 31, 1996.

Your Vote is Required

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage paid return envelope has been provided. A prompt response will avoid the cost of additional mailings at your Fund's expense.

If you have any questions, please call your Customer Service Representative toll-free at 1-800-843-0090.

Thank you in advance for your prompt action on this very important matter.

Sincerely,

/s/ Edward J. Boudreau, Jr.

Edward J. Boudreau, Jr.
Chairman and CEO

                          JOHN HANCOCK INVESTORS TRUST
                      JOHN HANCOCK INCOME SECURITIES TRUST

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                           To Be Held April 24, 1996

To the Shareholders of:
     John Hancock Investors Trust
     John Hancock Income Securities Trust

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of each of John Hancock Investors Trust and John Hancock Income Securities Trust (each, a "Fund" and, collectively, the "Funds") will be held at the offices of the Funds located on the 2nd Floor at 101 Huntington Avenue (across from the Colonnade Hotel), Boston, Massachusetts at 9:00 a.m., Boston time, on Wednesday, April 24, 1996 to consider and act upon the following proposals (for each Fund):

     (1) To elect fifteen Trustees to hold office until their respective successors have been duly elected and qualified.

     (2) To ratify the action taken by the Trustees in selecting Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1996.

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournment of such meeting.

         Your Trustees recommend that you vote in favor of all proposals.

     Shareholders of record of each Fund as of the close of business on February 26, 1996 are entitled to notice of and to vote at the Annual Meeting and at any adjournment of such meeting. The proxy statement and form of proxy are being mailed to shareholders on or about March 11, 1996.


                                Thomas H. Drohan
                                Senior Vice President and Secretary

Boston, Massachusetts
March 11, 1996

WHETHER OR NOT YOU CAN ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


P56PX 3/96

                          JOHN HANCOCK INVESTORS TRUST
                      JOHN HANCOCK INCOME SECURITIES TRUST
               101 Huntington Avenue, Boston, Massachusetts 02199

                                 PROXY STATEMENT

                         ANNUAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON APRIL 24, 1996

    This Proxy Statement is furnished to shareholders of John Hancock Investors Trust and John Hancock Income Securities Trust (collectively, the "Funds") in connection with the solicitation of proxies by the Boards of Trustees of the Funds for use at the Annual Meetings of shareholders to be held at the offices of the Funds located on the 2nd Floor at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, April 24, 1996 at 9:00 a.m., Boston time. The Notice of Annual Meetings of Shareholders, this Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about March 11, 1996. Each
Fund's annual report for its 1995 fiscal year (and the preceding semi-annual report) may be obtained free of charge by writing to John Hancock Funds, Inc., P.O. Box 9116, Boston, Massachusetts 02205-9116 or by calling 1-800-843-0090.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Annual Meetings, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted FOR the election of the nominees as Trustees and FOR the ratification of the selection of independent auditors. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Funds or by delivering a duly executed proxy bearing a later date prior to the time of the Annual Meetings. Any shareholder who has executed a proxy but is present at the Annual Meetings and who wishes to vote in person may revoke his or her proxy by notifying the Secretary of the Funds (without complying with any formalities) at any time before it is voted. Presence at the Annual Meetings alone will not serve to revoke a previously executed and returned proxy.

    Shareholders of record as of the close of business on February 26, 1996 (the "Record Date") are entitled to one vote per share on all business of the Annual Meetings or any adjournment thereof relating to their Fund. As of the Record Date, the following number of shares of beneficial interest of each Fund were outstanding:

        John Hancock Investors Trust .....................   7,560,160
        John Hancock Income Securities Trust .............  10,318,961

    Neither Fund is aware that any person was the beneficial owner of more than 5% of its outstanding shares on the Record Date.

    Although the Annual Meetings of the Funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each Fund will vote separately as to proposals affecting their Fund.


                                  PROPOSAL 1
                             ELECTION OF TRUSTEES

    On March 5, 1996, the Trustees of the Trust, including the Independent Trustees, voted to approve, and voted to recommend to the Fund's shareholders that they approve, a proposal to elect fifteen Trustees to the Board of Trustees of the Trust (the "Nominees"). Seven of the fifteen Nominees are additional Trustees and eight of the Nominees currently serve as Trustees.

    If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Funds' Trustees may designate. The Funds have no reason to believe that it will be necessary to designate a substitute nominee.

Information Concerning Nominees

    The following table sets forth each nominee's position with the Funds. The table also shows his or her principal occupation or employment during the past five years and the number of shares of beneficial interest of each Fund beneficially owned by him or her, directly or indirectly, on the Record Date.

                                                                                     First Became
                                                                                        A Trustee
Name and Position                                                                   (Director prior      Number Of
With the Funds                       Principal Occupation or Employment               To 1-1-85)      Shares (1)(2)
--------------                       ----------------------------------               ----------      -------------
Edward J. Boudreau, Jr.*         Chairman and Chief Executive Officer of John            1988            100 (A)
(age 51)                         Hancock Advisers, Inc. (the "Adviser") and the                          100 (B)
Chairman, Nominee                Berkeley Financial Group ("Berkeley Group");
                                 Chairman and Managing Director, John Hancock
                                 Advisers International Limited ("Advisers
                                 International"); Chairman, NM Capital Management,
                                 Inc. ("NM Capital"), John Hancock Funds, Inc.
                                 ("John Hancock Funds"), John Hancock Investor
                                 Services Corporation ("Investor Services"), First
                                 Signature Bank and Trust Company and Sovereign
                                 Asset Management Corporation ("SAMCorp");
                                 Director, John Hancock Capital Corp., John Hancock
                                 Freedom Securities Corp. and New England/Canada
                                 Business Securities Council; Member, Investment
                                 Company Institute Board of Governors; Director,
                                 Asia Strategic Growth Fund, Inc.; Trustee, Museum
                                 of Science; President, the Adviser (until July
                                 1992); Chairman, John Hancock Distributors, Inc.
                                 (until April 1994); and Trustee or Director, and
                                 Chairman of 61 investment companies managed by the
                                 Adviser.

Dennis S. Aronowitz              Professor of Law, Boston University School of Law;      1988           100 (A)
(age 64)                         Trustee or Director of 17 investment companies                         100 (B)
Trustee, Nominee                 managed by the Adviser.

Richard P. Chapman, Jr.          President, Brookline Savings Bank; Trustee or           1975           100 (A)
(age 61)                         Director of 17 investment companies managed by the                     100 (B)
Trustee, Nominee                 Adviser.

William J. Cosgrove              Vice President, Senior Banker and Senior Credit         1991           100 (A)
(age 63)                         Officer, Citibank, N.A. (retired September, 1991);                     100 (B)
Trustee, Nominee                 Executive Vice President, Citadel Group
                                 Representative  Inc.; Trustee or Director of 17
                                 investment companies managed by the Adviser.

Douglas M. Costle                Director, Chairman of the Board and Distinguished                       -- (A)
(age 56)                         Senior Fellow, Institute for Sustainable                                -- (B)
Trustee, Nominee                 Communities, Montpelier, Vermont (since 1991);
                                 Dean,   Vermont   Law  School   (until   1991);
                                 Director,    Air   and    Water    Technologies
                                 Corporation    (environmental    services   and
                                 equipment),   Niagara   Mohawk  Power   Company
                                 (electric   services)  and  MITRE   Corporation
                                 (governmental consulting services);  Trustee or
                                 Director of 12 investment  companies managed by
                                 the Adviser.

Leland O. Erdahl                 Director of Santa Fe Ingredients Company of                             -- (A)
(age 67)                         California, Inc. and Santa Fe Ingredients Company,                      -- (B)
Trustee, Nominee                 Inc. (private food processing companies); Director
                                 of  Uranium  Resources,   Inc.;   President  of
                                 Stolar,  Inc. (from 1987-1991) and President of
                                 Albuquerque     Uranium    Corporation    (from
                                 1985-1992); Director of Freeport-McMoRan Copper
                                 & Gold  Company  Inc.,  Hecla  Mining  Company,
                                 Canyon   Resources   Corporation  and  Original
                                 Sixteen to One Mine,  Inc. (from  1984-1987 and
                                 from  1991 to  1995)  (management  consultant);
                                 Trustee or Director of 12 investment  companies
                                 managed by the Adviser.

Richard A. Farrell               President of Farrell, Healer & Co., (venture                         1,700 (A)
(age 63)                         capital management firm) (since 1980); Prior to                     10,900 (B)
Trustee, Nominee                 1980, headed the venture capital group at Bank of
                                 Boston  Corporation;  Trustee or Director of 12
                                 investment companies managed by the Adviser.

Gail D. Fosler                   Vice President and Chief Economist, The Conference      1994            -- (A)
(age 48)                         Board (nonprofit economic and business research);                       -- (B)
Trustee, Nominee                 Trustee or Director of 17 investment companies
                                 managed by the Adviser.

William F. Glavin                President, Babson College; Vice Chairman, Xerox                         -- (A)
(age 64)                         Corporation (until June 1989); Director, Caldor                         -- (B)
Trustee, Nominee                 Inc., Reebok, Ltd. (since 1994), and Inco, Ltd;
                                 Trustee or Director of 12 investment companies
                                 managed by the Adviser.

Bayard Henry                     Corporate Advisor; Director, Fiduciary Trust            1975           436 (A)
(age 64)                         Company (trust company); Director, Groundwater                         669 (B)
Trustee, Nominee                 Technology, Inc. (remediation); Samuel Cabot,
                                 Inc.; Advisor, Kestrel Venture Management; Trustee
                                 or Director of 17 investment companies managed by
                                 the Adviser.

Dr. John A. Moore                President and Chief Executive Officer, Institute                        -- (A)
(age 57)                         for Evaluating Health Risks (nonprofit                                  -- (B)
Trustee, Nominee                 institution) (since September 1989); Trustee or
                                 Director of 12 investment  companies managed by
                                 the Adviser.

Patti McGill Peterson            President, St. Lawrence University; Director,                           -- (A)
(age 52)                         Niagara Mohawk Power Corporation and Director,                          -- (B)
Trustee,                         Nominee Security Mutual Life; Trustee or
                                 Director of 12 investment  companies managed by
                                 the Adviser.

John W. Pratt                    Professor of Business Administration at Harvard                         -- (A)
(age 64)                         University Graduate School of Business                                  -- (B)
Trustee, Nominee                 Administration (since 1961); Trustee or Director
                                 of 12 investment companies managed by the Adviser.

Richard S. Scipione*             General Counsel, John Hancock Mutual Life               1985            -- (A)
(age 58)                         Insurance Company (the "Insurance Company");                           734 (B)
Trustee, Nominee                 Director, the Adviser, John Hancock Funds,
                                 Investor Services, John Hancock Distributors,
                                 Inc., John Hancock Subsidiaries, Inc., John
                                 Hancock Property and Casualty Insurance and its
                                 affiliates (until November 1993), SAMCorp and NM
                                 Capital; Trustee, the Berkeley Group; Director, JH
                                 Networking Insurance Agency, Inc.; Trustee or
                                 Director of 35 investment companies managed by the
                                 Adviser.

Edward J. Spellman               Partner, KPMG Peat Marwick (retired June, 1990);        1990           200 (A)
(age 63)                         Trustee or Director of 17 investment companies                         200 (B)
Trustee, Nominee                 managed by the Adviser.

----------

(A)  John Hancock Investors Trust

(B)  John Hancock Income Securities Trust

* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Funds and the Adviser.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees. Each of the officers and Trustees has all voting and investment powers with respect to the shares indicated.

(2) As of the Record Date, the Trustees and executive officers of John Hancock Investors Trust and John Hancock Income Securities Trust held, in the aggregate 2,902 and 13,086 shares, respectively, of the Funds, in each case constituting less than one percent of the Fund's outstanding shares on the Record Date.

    Each Board of Trustees held four meetings during the fiscal year ended December 31, 1995. With respect to each Fund, no Trustee with the exception of Mr. Scipione attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the Fund; and (2) the total number of meetings held by all committees of the Trustees on which he or she served.

    Each Fund has an Audit Committee of the Trustees. The Committee members are Ms. Fosler and Messrs. Aronowitz, Chapman, Cosgrove, Henry and Spellman. None of the members of the Audit Committee are "interested persons," as defined in the Investment Company Act ("Independent Trustees"). Each Committee held two meetings during the fiscal year ended December 31, 1995.

    The functions performed by each Audit Committee are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Fund on matters concerning the Fund's financial statements and reports, including the appropriateness of its accounting practices and of its internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by the Fund from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of Fund officers or Trustees, a resolution of any potential or actual conflict of interest, and to facilitate communication between the firm and the Fund's officers and Trustees.

    Each Fund has a special Nominating Committee of the Trustees known as the Committee on Administration. The Committee members are Ms. Fosler and Messrs. Aronowitz, Chapman, Cosgrove, Henry, and Spellman. All of the members of each Fund's Committee on Administration are Independent Trustees. Each Committee on Administration held four meetings during the fiscal year ended December 31, 1995.

    Included among the functions of each Committee on Administration is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons," as defined in the Investment Company Act. The Committee on Administration also coordinates with Trustees who are interested persons in the selection and election of Fund officers. The Committee will consider nominees recommended by shareholders to serve as Trustees provided that the shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

Executive Officers

    In addition to the Chairman (Mr. Boudreau), the table below lists each Fund's executive officers.


  Name, Age, Position and Year
   Became an Executive Officer
         With the Funds                        Principal Occupation During the Past Five Years
---------------------------------  ------------------------------------------------------------------------
Robert G. Freedman                 Vice Chairman and Chief Investment Officer, the Adviser and each John
(age 57)                           Hancock fund; Director, the Adviser, Advisers International, Investor
Vice Chairman and Chief            Services, John Hancock Funds, SAMCorp and NM Capital; Senior Vice
Investment Officer                 President, Berkeley Group.
1987

Andrew F. St. Pierre               Executive Vice President, the Adviser; President, John Hancock closed-
(age 35)                           end funds; formerly Portfolio Manager, Harvard Management Corp. (until
President                          October 1991).
1994

Thomas H. Drohan                   Senior Vice  President  and  Secretary,  the Adviser,  Berkeley Group  and
(age  59)                          each of the John  Hancock  funds;  Senior  Vice  President, Investor  Services
Senior Vice  President             and John  Hancock  Funds;  Director, Advisers International; and Secretary,
and Secretary                      NM Capital.
1978

James B. Little                    Senior Vice President, the Adviser, Berkeley Group, John Hancock Funds
(age 61)                           and Investor Services; Senior Vice President and Chief Financial
Senior Vice President              Officer, each of the John Hancock funds.
and Chief Financial
Officer
1986

Susan S. Newton                    Vice President and Assistant Secretary, the Adviser; Vice President,
(age 46)                           Assistant Secretary and Compliance Officer, certain John Hancock funds;
Vice President,                    Secretary, John Hancock Funds, Investor Services and SAMCorp; and Vice
Assistant Secretary                President, Berkeley Group.
and Compliance Officer
1984

John Morin                         Vice  President,  the  Adviser;  Investor  Services  and John Hancock Funds;
(age 45)                           Vice  President  and  Compliance  Officer,  certain of the John Hancock
Vice President                     funds; Vice President and Assistant  Secretary,  Berkeley Group.
1989

James J. Stokowski                 Vice President, the Adviser; Vice President and Treasurer, each of the
(age 49)                           John Hancock funds.
Vice President and Treasurer
1986

Remuneration of Officers and Trustees

    The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for the year ended December 31, 1995. The two non-Independent Trustees, Messrs. Boudreau and Scipione, and each of the officers of the Funds are interested persons of the Adviser, and are compensated by the Adviser and/or its affiliates not the Funds. This compensation will continue to be paid by each Fund to current Trustees, but no compensation will be paid to newly-elected Trustees until after June 26, 1996, when all John Hancock funds have voted on new Trustees.

                                                                 Pension or Retirement
                                                                    Benefits Accrued
                                                                    as Part of Each
                              Aggregate Compensation                Fund's Expenses              Total Compensation
                          -------------------------------    ------------------------------      From the Funds and
                                               Income                            Income         Other Funds in John
                            Investors        Securities        Investors       Securities       Hancock Fund Complex
Independent Trustee           Trust             Trust            Trust            Trust         (Total of 19 Funds)
-------------------         ---------        ----------         -------          -------        -------------------
Dennis S. Aronowitz           $2,192           $ 2,283          $    0           $    0               $ 61,050
Richard P. Chapman, Jr.          596               620           1,668            1,738                 62,800
William J. Cosgrove              596               620           1,595            1,662                 61,050
Gail D. Fosler                 2,192             2,283               0                0                 60,800
Bayard Henry                   2,113             2,202               0                0                 58,850
Edward J. Spellman             2,192             2,283               0                0                 61,050
                              ------           -------          ------           ------               --------
      Totals                  $9,881           $10,291          $3,263           $3,400               $365,600

                                  PROPOSAL 2

              RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Trustees of each Fund, including a majority of the Independent Trustees, have selected Ernst & Young LLP to act as independent auditors for each Fund for the fiscal year ending December 31, 1996. Ernst & Young LLP has advised the Funds that it has no direct or indirect financial interest in either Fund. This selection is subject to the approval of the shareholders of the Funds at the Annual Meetings. The enclosed proxy cards provide space for instructions directing the proxies named therein to vote for, against, or abstain from, ratifying that selection. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions relating to the examination of the Funds' financial statements.

    The Boards of Trustees, including all the Independent Trustees, unanimously recommend that shareholders ratify the selection of Ernst & Young LLP as independent auditors of the Funds.

    During the Funds 1995 fiscal year, reports required by Section 16 of the Securities Exchange Act of 1934 were filed disclosing no transactions for the following officers or directors of the Adviser or Trustees of the Funds on the respective dates indicated: Andrea W. Mercier, November 7, 1995; Henry E. Smith, September 29, 1995; William C. Fletcher, April 13, 1995 and Linda Miller, December 21, 1995.

                                MISCELLANEOUS

Voting; Quorum; Adjournment
    The affirmative vote of the holders of a plurality of the shares of each Fund present in person or represented by proxy at the Annual Meetings, assuming a majority of the outstanding shares of each Fund is present, is required to elect the nominees as Trustees. The adoption by the shareholders of a Fund of Proposal 2 requires the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at the Annual Meetings, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (ii) 50% or more of the outstanding shares of the Fund.

    Shares of each Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or both of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum of each Fund is present at the Annual Meetings. Abstentions from voting will be treated as shares that are present and entitled to vote with respect to a proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention has no effect on the voting in determining whether Proposal 1 has been adopted but has the same effect as a vote against Proposal 2.

    Although both of the proposals in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange, if a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote on a proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether Proposal 1 has been adopted and has no effect on the voting in determining whether Proposal 2 has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the relevant Fund's shares (excluding "broker non-votes") are present or represented by proxy. However, with respect to determining whether Proposal 2 has been adopted pursuant to item
(ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

    If at the time any session of the Annual Meetings is called to order a quorum of a Fund's shareholders is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn that Fund's Annual Meeting to a later date. In the event that a quorum of a Fund's shareholders is present but sufficient votes in favor of Proposal 2 or for the nominees set forth in Proposal 1 have not been received from that Fund's shareholders, the persons named as proxies may propose one or more adjournments of that Fund's Annual Meeting to permit further solicitation of proxies on that proposal. Any adjournment will require the affirmative vote of a majority of the shares of the affected Fund present in person or by proxy at the session of the Annual Meetings to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any proposal in favor of an adjournment, and will vote those proxies required to be voted against any proposal against an adjournment. A shareholder vote may be taken on one or both of the proposals prior to adjournment, if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

Expenses and Methods of Solicitation

    The costs of the Annual Meetings, including the solicitation of proxies, will be paid by the Funds. Persons holding shares as nominees will be reimbursed by the relevant Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the Funds or of the Adviser may solicit proxies in person or by telephone. The Adviser, 101 Huntington Avenue, Boston, Massachusetts 02199-7603 serves as each Fund's investment adviser and administrator.

                                OTHER MATTERS

    The management of the Funds knows of no business to be brought before the Annual Meetings except as described above. If, however, any other matters were properly to come before the Annual Meetings, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholder desires additional information about the matters proposed for action, the management of the Funds will provide further information.

    Each Fund's Annual Meeting is scheduled as a joint meeting of the shareholders of both Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Boards of Trustees of the Funds have determined that the use of this joint proxy statement for the Annual Meetings is in the best interest of each Fund's shareholders. In the event that any shareholder present at the Annual Meetings objects to the holding of a joint meeting and moves for an adjournment of the Annual Meetings with respect to his or her Fund to a time immediately after the Annual Meetings so that his or her Fund's meeting may be held separately, the persons named as proxies will vote in favor of that adjournment.

    The shareholders of each Fund will vote separately on each proposal, and voting by shareholders of one Fund will have no effect on the other Fund.

                            SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at a Fund's annual meeting in 1997 must be received by the Fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than December 26, 1996 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                    JOHN HANCOCK INVESTORS TRUST
                                    JOHN HANCOCK INCOME SECURITIES TRUST

Boston, Massachusetts
March 11, 1996

John Hancock Investors Trust

Annual Meeting of Shareholders - April 24, 1996

This Proxy is Solicited on Behalf of the Trustees

The undersigned hereby appoints EDWARD J. BOUDREAU, JR., THOMAS H. DROHAN AND JAMES B. LITTLE, and each of them, to vote all shares of John Hancock Investors Trust to be held at the offices of the Trust located on the 2nd floor at 101
Huntington Avenue (across from the Colonnade Hotel), Boston , Massachusetts 02199, on April 24, 1996 at 9:00 a.m., Boston time, and any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2. PLEASE VOTE PROMPTLY.

     PLEASE  VOTE  AND  SIGN ON  OTHER  SIDE AND  RETURN  PROMPTLY  IN  ENCLOSED
ENVELOPE.

Please sign this Proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             -------------------------------

-------------------------------             -------------------------------

-------------------------------             -------------------------------

__X_  PLEASE MARK VOTES
      AS IN THIS EXAMPLE


1.)  ELECTION OF TRUSTEES


     Nominees: D. Aronowitz,  E. Boudreau,  Jr., R. Chapman, Jr., W. Cosgrove,
D. Costle,  L. Erdahl,  R. Farrell,  G. Fosler,  W. Glavin,  B. Henry, J. Moore,
P. McGill Peterson, J. Pratt, R. Scipione, and E. Spellman.

                      For               Withhold           For All Except
                      ---               --------           --------------

If you do not wish to direct the voting of your shares "For a particular nominee, mark the "For All Except" Box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).



2.) Proposal to ratify the selection of Ernst & Young LLP as auditor for the fiscal year ending December 31, 1996.

                      For               Against            Abstain
                      ---               -------            -------

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Mark box at right if you plan to attend the Meeting.

Mark box at right if comments or address change have been noted on reverse side.

Please be sure to sign and date this proxy.          Date

Shareholder sign here                                Co-owner sign here